Exhibit 99.1

Natural Shrimp Announces Filing of Updated Registration Statement on Form S-4 in Connection with Proposed Business Combination with Yotta Acquisition Corp.

APRIL 28, 2023 8:31AM EDT

Company Reports Financial Results for the Nine Months Ended December 31, 2022

Business Combination Remains on Track to Close in the Second Quarter of 2023

DALLAS—(BUSINESS WIRE)— NaturalShrimp, Inc. (OTCQB: SHMP), a Biotechnology Aquaculture Company that has developed and patented the first shrimp-focused, commercially operational RAS (Recirculating Aquaculture System), and Yotta Acquisition Corporation (Nasdaq: YOTA) (“Yotta”), a special purpose acquisition corporation, today announced the filing of a registration statement on Form S-4 (the “Registration Statement”), which contains a preliminary proxy statement/prospectus, with the U.S. Securities and Exchange Commission (“SEC”) in connection with their previously announced proposed business combination. The Registration Statement includes financials of NaturalShrimp for the nine months ended December 31, 2022 and 2021 and can be found here.

Management Commentary

“This week’s filing represents a key event to close our proposed business combination with Yotta in the second quarter of 2023,” said Gerald Easterling, CEO of NaturalShrimp. “More importantly, the registration statement includes amended financials for nine months 2021 and 2022 ended December 31. As we move ahead into 2023, we remain confident in our trajectory despite the delay in the estimated close date due to non-material events beyond our control and look forward to sharing more on our developing story in the months ahead.”

Hui Chen, Chief Executive Officer of Yotta Acquisition Corporation, added, “We are pleased to have overcome the delays and are now able to proceed with the business combination in a timely manner.”

Proposed Business Combination Highlights

●	Merger to accelerate commercialization and production ramp up of farm-to-table sushi grade shrimp and fresh seafood including planned U.S. facility expansion

●	NaturalShrimp could receive up to $105 million in net cash proceeds at the consummation of the transaction, assuming no redemptions

●	The parties expect that the common stock of the parent of the combined company will become listed on Nasdaq post-deal-close

●	NaturalShrimp and Yotta Acquisition Corp. to conduct a global marketing campaign to educate institutional and other investors about its system for growing shrimp in enclosed, salt-water systems, using patented technology to produce fresh, never frozen, naturally grown shrimp, without the use of antibiotics or toxic chemicals

●	Yotta Acquisition Corp. will issue 17.5 million of its common shares (current valuation of $175.0 million) to the stockholders of NaturalShrimp. In addition, the stockholders of Natural Shrimp are entitled to receive an additional 5.0 million common shares (current valuation of $50.0 million) based on achieving certain revenue targets for 2024 and 5 million common shares (current valuation of $50 million) for revenue targets for 2025. These Earn-out shares will be available to shareholders of record on the closing of the transaction. Assuming no redemptions, the total enterprise value is estimated at approximately $275M at closing of the transaction.

The NaturalShrimp - Yotta Business Combination Agreement

Under the terms of the Business Combination Agreement with Yotta, Yotta Merger Sub, Inc., a Nevada corporation (“Merger Sub”) and wholly owned subsidiary of Yotta Acquisition Corporation, will merge with and into the NaturalShrimp, after which NaturalShrimp will be the surviving company and a wholly owned subsidiary of Yotta Acquisition Corp. and Yotta shall change its name to NaturalShrimp Incorporated.

Yotta Acquisition Corp. will issue 17.5 million of its common shares (current valuation of $175.0 million) to the security holders of NaturalShrimp. In addition, the stockholders of Natural Shrimp are entitled to receive an additional 5.0 million common shares (current valuation of $50.0 million) based on achieving certain revenue targets for 2024 and 5 million common shares (current valuation of $50 million) based on achieving certain revenue targets for 2025. The transactions contemplated by the Business Combination Agreement and the ancillary agreements thereto are referred to, collectively, as the “Transaction.”

The Business Combination Agreement contains covenants in respect of non-solicitation of alternative acquisition proposals and a termination fee payable to Yotta in certain circumstances.

The proposed business combination is expected to close in the second quarter of 2023, subject to the satisfaction of customary closing conditions, including the effectiveness of the registration statement on Form S-4 that Yotta is required to file with the U.S. Securities and Exchange Commission (“SEC”), required Nasdaq approval, and the approval of the proposed Transaction and the Business Combination Agreement by a majority of the stockholders of NaturalShrimp and a majority of Yotta stockholders voting to approve thereon. Post-closing, the combined company Board of Directors will include seven directors designated by NaturalShrimp. Additional information may be found in the Current Reports on Form 8-K being filed by NaturalShrimp and Yotta with the U.S. Securities and Exchange Commission (“SEC”) in connection with the announcement of the execution of the Business Combination Agreement.

NaturalShrimp intends to use the proceeds from the proposed Transaction to accelerate commercialization and production ramp up of its farm-to-table sushi grade shrimp and fresh seafood.

About Yotta Acquisition Corporation

Yotta is led by founder Hui Chen (CEO). Yotta is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses.

About NaturalShrimp

NaturalShrimp, Inc. is a publicly traded aquaculture Company, headquartered in Dallas, with production facilities located near San Antonio, Texas and Webster City, Iowa. The Company has developed the first commercially viable system for growing shrimp in enclosed, salt-water systems, using patented technology to produce fresh, never frozen, naturally grown shrimp, without the use of antibiotics or toxic chemicals. NaturalShrimp systems can be located anywhere in the world to produce gourmet-grade Pacific white shrimp. For more information visit www.naturalshrimp.com.

Additional Information about the Proposed Transaction and Where to Find It

This press release relates to a proposed business combination between NaturalShrimp Incorporated and Yotta Acquisition Corporation. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction described herein, Yotta has filed relevant materials with the SEC including a registration statement on Form S-4, which includes a prospectus with respect to the combined company’s securities to be issued in connection with the business combination and a proxy statement with respect to the stockholder meeting of Yotta to vote on the business combination. Promptly after the registration statement is declared effective by the SEC, Yotta and NaturalShrimp will mail the definitive proxy statement/information statement/prospectus to each of their respective. Yotta urges its investors, stockholders and other interested persons to read, when available, the preliminary proxy statement/information statement/prospectus as well as other documents filed with the SEC because these documents contain important information about Yotta, NaturalShrimp and the business combination. Once available, stockholders will also be able to obtain a copy of the Form S-4, including the proxy statement/information statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Yotta Acquisition Corporation, Attn: Hui Chen. The preliminary and definitive proxy statement/information statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Yotta and its directors and executive officers may be deemed participants in the solicitation of proxies from Yotta stockholders with respect to the Transaction. Information about Yotta’s directors and executive officers and a description of their interests in Yotta will be included in the proxy statement/information statement/prospectus for the proposed Transaction and be available at the SEC’s website (www.sec.gov).

NaturalShrimp and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Yotta in connection with the proposed Transaction. Information about NaturalShrimp’s directors and executive officers is set forth in NaturalShrimp’s Annual Report on Form 10-K for the year ended March 31, 2022, as filed with the SEC on June 29, 2022, and information regarding their interests in the proposed transaction will be included in the proxy statement/information statement/prospectus for the proposed Transaction.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction and does not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, exchange, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

This press release contains includes a number of forward-looking statements that reflect management’s current views with respect to future events and financial performance. Forward-looking statements are projections in respect of future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other comparable terminology. These statements include statements regarding the intent, belief or current expectations of us and members of our management team, as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risk and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks set forth in the section entitled “Risk Factors” in NaturalShrimp’s Annual Report on Form 10-K for the fiscal year ended March 31, 2022, any of which may cause our company’s or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied in our forward-looking statements.

The forward-looking statements are based on the current expectations of the management of NaturalShrimp and Yotta, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations and assumptions relating to: the future price of metals; the stability of the financial and capital markets; NaturalShrimp and Yotta being able to receive all required regulatory, third-party and shareholder approvals for the proposed Transaction; the amount of redemptions by Yotta public shareholders; and other current estimates and assumptions regarding the proposed Transaction and its benefits. Such expectations and assumptions are inherently subject to uncertainties and contingencies regarding future events and, as such, are subject to change. Forward-looking statements involve a number of risks, uncertainties or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made by NaturalShrimp and Yotta with the SEC; the amount of any redemptions by existing holders of Yotta common stock being greater than expected, which will reduce the cash in trust available to NaturalShrimp upon the consummation of the business combination; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and/or payment of the termination fees; the outcome of any legal proceedings that may be instituted against NaturalShrimp or Yotta following announcement of the Merger Agreement and the transactions contemplated therein; the inability to complete the proposed transactions due to, among other things, the failure to obtain NaturalShrimp shareholder approval or Yotta shareholder approval; the risk that the announcement and consummation of the proposed transactions disrupts NaturalShrimp’s current plans; the ability to recognize the anticipated benefits of the proposed transactions; unexpected costs related to the proposed transactions; the risks that the consummation of the proposed transactions is substantially delayed or does not occur, including prior to the date on which Yotta is required to liquidate under the terms of its charter documents.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of NaturalShrimp and Yotta prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the proposed Transaction or other matters addressed in this press release and attributable to NaturalShrimp, Yotta or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this press release. Except to the extent required by applicable law or regulation, NaturalShrimp and Yotta undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this press release to reflect the occurrence of unanticipated events.

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Investor Relations Contact

YOTA Contact:

Hui Chen

Chief Executive Officer

Yotta Acquisition Corporation

hchen@yottaac.com

NaturalShrimp Contact

Chris Tyson

Executive Vice President

MZ North America

Direct: 949-491-8235

SHMP@mzgroup.us